UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 22, 2020

Silver Bull Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 22, 2020, Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) held a special meeting of shareholders (the “Meeting”). At the Meeting, two proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 6, 2020. As of the record date, October 23, 2020, a total of 29,542,365 shares of Silver Bull common stock were outstanding and entitled to vote. In total, 14,841,843 shares of Silver Bull common stock were present in person or represented by proxy at the Meeting, which represented approximately 50.23% of the shares outstanding and entitled to vote as of the record date.

The affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock was required to approve each of the two proposals to increase the number of authorized shares and to change the Company’s name. Because holders with less than a majority of the outstanding shares of Silver Bull common stock voted “FOR” both proposals (35.91% and 41.96%, respectively), neither proposal was approved at the Meeting. The votes on the proposals were cast as set forth below:

1.                  Proposal No. 1 – Approval and adoption of amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock from 37.5 million to 300 million and to make certain non-substantive amendments.

For	Against	Abstain
10,609,621	3,692,732	539,490

2.                  Proposal No. 2 – Approval and adoption of amended and restated articles of incorporation of the Company to change the Company’s name to MaxMetals Corp.

For	Against	Abstain
12,396,166	2,169,066	276,611

Item 7.01	Regulation FD Disclosure.

On December 23, 2020, the Company issued a press release regarding the Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of December 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER BULL RESOURCES, INC.

Date: December 23, 2020	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer